BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated January 27, 2022 to the

Summary Prospectuses and Prospectuses of the Fund,

each dated November 26, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Short Obligations Fund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Short Obligations Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Richard Mejzak, CFA	2012	Managing Director of BlackRock, Inc.
Bradford Glessner, CFA	2022	Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of Short Obligations Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SHORT OBLIGATIONS FUND
Short Obligations Fund is managed by a team of financial professionals. Richard Mejzak, CFA, and Bradford Glessner, CFA, are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund— Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Mejzak, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007; Chair of the 2a-7 Investment Strategy and Risk Committee; Member of the Cash and Securities Lending Credit Committee.
Bradford Glessner, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2013; Senior Trader at BNY Mellon Investment Management from 2004 to 2013.

Shareholders should retain this Supplement for future reference.

PR2-SO-0122SUP